                                                                    Exhibit 10.4

                                                                [CONFORMED COPY]

                        CREDIT AGREEMENT AMENDMENT NO. 1

      THIS CREDIT AGREEMENT AMENDMENT NO. 1 (this "Amendment"), dated as of December 11, 1996, among E & S HOLDINGS CORPORATION, a company organized under the laws of Delaware (the "Borrower"), and the Lenders (as defined below) party hereto.

                             W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of September 30, 1996 (the "Credit Agreement"), among the Borrower, the financial institutions as are or may become parties thereto (collectively, the "Lenders"), Bank of America National Trust and Savings Association ("BofA"), as administrative agent for the Lenders, together with Merrill Lynch Capital Corporation, as documentation agent for the Lenders, Nationsbank, N.A. (South), as syndication agent for the Lenders, the several financial institutions specifically identified as co-agents on the signature pages thereof and the several financial institutions specifically identified as lead managers on the signature pages thereof, the Lenders extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, Bank of America Illinois, an Illinois banking corporation and an affiliate of BofA ("BAI"), has from time to time provided letter of credit and banker's acceptance services to subsidiaries of the Borrower;

      WHEREAS, the Borrower desires to amend the definitions of "Fronting Lender" and "Swing Line Lender" set forth in Section 1.1 of the Credit Agreement in order to include BAI as a Fronting Lender and as a Swing Line Lender; and

      WHEREAS, the Majority Lenders are willing to consent to such amendments, on the terms and subject to the conditions of this Amendment;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II

                                   AMENDMENTS

      SECTION II.1. Amendments to the Credit Agreement. On the terms and subject to the conditions set forth herein, Section 1.1 of the Credit Agreement is amended by:

      (a) adding the following term and definition:

            "'BAI' means Bank of America Illinois, an Illinois banking corporation.";

      (b) adding after the reference to "BofA" in the definition of "Fronting Lender" the phrase ", BAI and/or any of their respective affiliates"; and

      (c) adding after the reference to "BofA" in the definition of "Swing Line Lender" the phrase ", BAI and/or any of their respective affiliates" and deleting the remainder of such definition.

      SECTION II.2. Acknowledgement. It is acknowledged that each Letter of Credit Issued by BAI or any of its affiliates, each Acceptance created by BAI or any of its affiliates and each Swing Line Loan made by BAI or any of its affiliates constitutes, as the case may be, a Letter of Credit, Acceptance or Swing Line Loan under the Credit Agreement, in each case to the same extent as if Issued, created or made by BofA. It is further acknowledged that (a) by Issuing any such Letter of Credit or creating any such Acceptance, BAI or such affiliate shall be the Fronting Lender with respect to such Letter of Credit or Acceptance and shall be entitled to all the rights of, and subject to all the obligations of, the Fronting Lender under the Credit Agreement with respect thereto and (b) by making any such Swing Line Loan, BAI or such affiliate shall be the Swing Line Lender with respect to such Swing Line Loan and shall be entitled to all the rights of, and subject to all the obligations of, the Swing Line Lender under the Credit Agreement with respect thereto.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

      This Amendment shall become effective, as of the date hereof, upon the receipt by the Administrative Agent of counterparts hereof executed on behalf of the Borrower and the Majority Lenders.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

      SECTION IV.1. Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

      SECTION IV.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      SECTION IV.3. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION IV.4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                          E&S HOLDINGS CORPORATION

                                          By /s/ W. Michael Kipphut
                                             -----------------------------------
                                             Name: W. Michael Kipphut
                                             Title:Vice President



                                          BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION

                                          By /s/ Eugene F. Martin
                                             -----------------------------------
                                             Name: Eugene F. Martin
                                             Title:Vice President



                                          MERRILL LYNCH CAPITAL CORPORATION

                                          By /s/ E. T. Crook
                                             -----------------------------------
                                             Name: E. T. Crook
                                             Title:Vice President



                                          NATIONSBANK, N.A. (SOUTH)

                                          By /s/ Miles C. Dearden III
                                             -----------------------------------
                                             Name: Miles C. Dearden III
                                             Title:Vice President




                                          THE BANK OF NOVA SCOTIA

                                          By /s/ Frank F. Sandler
                                             -----------------------------------
                                             Name: Frank F. Sandler
                                             Title:Relationship Manager



                                          BANKERS TRUST COMPANY

                                          By /s/ Mary Jo Jolly
                                             -----------------------------------
                                             Name: Mary Jo Jolly
                                             Title:Assistant Vice President



                                          FLEET NATIONAL BANK

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          SOCIETE GENERALE

                                          By /s/ John M. Stack
                                             -----------------------------------
                                             Name: John M. Stack
                                             Title:Vice President



                                          WELLS FARGO BANK, N.A.

                                          By /s/ Dave Neumann
                                             -----------------------------------
                                             Name: Dave Neumann
                                             Title:Vice President

                                          CIBC, INC.

                                          By /s/ Timothy E. Doyle
                                             -----------------------------------
                                             Name: Timothy E. Doyle
                                             Title:Authorized Signatory



                                          ROYAL BANK OF CANADA

                                          By /s/ Sheryl L. Greenberg
                                             -----------------------------------
                                             Name: Sheryl L. Greenberg
                                             Title:Manager



                                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                             RATE INCOME TRUST

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          FIRST UNION NATIONAL BANK OF NORTH
                                             CAROLINA

                                          By /s/ Jorge Gonzalez
                                             -----------------------------------
                                             Name: Jorge Gonzalez
                                             Title:Senior Vice President



                                          THE FUJI BANK, LIMITED
                                             NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:

                                          THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          LTCB TRUST COMPANY

                                          By /s/ John J. Sullivan
                                             -----------------------------------
                                             Name: John J. Sullivan
                                             Title:Executive Vice President


                                          MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY

                                          By /s/ Michael P. Hermsen
                                             -----------------------------------
                                             Name: Michael P. Hermsen
                                             Title:Managing Director

                                          OAK HILL SECURITIES FUND, L.P.

                                          By Oak Hill Securities GenPar,
                                                 L.P., its General Partner

                                               ByOak Hill Securities MGP,
                                                     Inc., its General Partner

                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                          PRIME INCOME TRUST

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          PROTECTIVE LIFE INSURANCE COMPANY

                                          By  Mark K. Okuda CFA
                                             -----------------------------------
                                             Name: Mark K. Okuda CFA
                                             Title:Executive Vice President
                                                   Protective Asset
                                                   Management, L.L.C.

                                          ABN AMRO BANK N.V.

                                          By /s/ Larry Kelley
                                             -----------------------------------
                                             Name: Larry Kelley
                                             Title:Group Vice President

                                          By /s/ Robert A. Budnek
                                             -----------------------------------
                                             Name: Robert A. Budnek
                                             Title:Assistant Vice President



                                          BANK OF TOKYO -- MITSUBISHI TRUST
                                             COMPANY

                                          By /s/ V. Bulzacchelli
                                             -----------------------------------
                                             Name: V. Bulzacchelli
                                             Title:Vice President & Manager



                                          BANQUE PARIBAS

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          BAYBANK, N.A.

                                          By /s/ Kathi L. Donahue
                                             -----------------------------------
                                             Name: Kathi L. Donahue
                                             Title:Vice President

                                          BHF-BANK AKTIENGESELLSCHAFT

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:


                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          CAISSE NATIONALE DE CREDIT AGRICOLE

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          CREDIT LYONNAIS ATLANTA AGENCY

                                          By /s/ David M. Cawrse
                                             -----------------------------------
                                             Name: David M. Carse
                                             Title:Vice President


                                           CREDIT LYONNAIS NEW YORK BRANCH


                                          By /s/ Attila Koc
                                             -----------------------------------
                                             Name: Attila Koc
                                             Title:Vice President

                                          THE DAI-ICHI KANGYO BANK, LTD.

                                          By Naoki Yamamori
                                             -----------------------------------
                                             Name: Naoki Yamamori
                                             Title:Vice President



                                          DLJ CAPITAL FUNDING, INC.

                                          By /s/ Stephen P. Hickey
                                             -----------------------------------
                                             Name: Stephen P. Hickey
                                             Title:Managing Director



                                          GOLDMAN SACHS CREDIT PARTNERS L.P.

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          LEHMAN COMMERCIAL PAPER INC.

                                          By /s/ Michele Swanson
                                             -----------------------------------
                                             Name: Michele Swanson
                                             Title:Authorized Signatory

                                          MERRILL LYNCH, PIERCE, FENNER
                                             & SMITH INCORPORATED


                                          By
                                             -----------------------------------
                                             Name:

                                             Title:


                                          NATIONAL CITY BANK

                                          By /s/ Diego Tobon
                                             -----------------------------------
                                             Name: Diego Tobon
                                             Title:Vice President


                                          THE NIPPON CREDIT BANK, LTD.

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          THE SAKURA BANK, LIMITED
                                             ATLANTA AGENCY

                                          By /s/ Hiroyasu Imanishi
                                             -----------------------------------
                                             Name: Hiroyasu Imanishi
                                             Title:Vice President & Senior
                                                   Manager



                                          STATE STREET BANK AND TRUST COMPANY

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          CITY NATIONAL BANK

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          ALLSTATE LIFE INSURANCE COMPANY

                                          By /s/ Ronald A. Mendel
                                             -----------------------------------
                                             Name: Ronald A. Mendel
                                             Title:Authorized Signatory


                                          By /s/ Patricia W. Wilson
                                             -----------------------------------
                                             Name: Patricia W. Wilson
                                             Title:Authorized Signatory



                                          INDOSUEZ CAPITAL ASSET ADVISORS,
                                             INC.

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:

                                          By
                                             -----------------------------------
                                             Name:
                                             Title:



                                          ING CAPITAL ADVISORS, INC., as

                                             Agent for Bank Syndication
                                             Account

                                          By /s/ Michael D. Hatley
                                             -----------------------------------
                                             Name: Michael D. Hatley
                                             Title:Vice President & Porfolio
                                                   Manager

                                          PPM AMERICA, INC., as attorney in
                                             fact, on behalf of Jackson
                                             National Life Insurance Company

                                          By /s/ David Brett
                                             -----------------------------------
                                             Name: David Brett
                                             Title:Vice President


                                          CHL HIGH YIELD LOAN PORTFOLIO (a
                                             unit of The Chase Manhattan Bank)

                                          By /s/ Richard Stewart
                                             -----------------------------------
                                             Name: Richard W. Stewart
                                             Title:Vice President


                                          MERRILL LYNCH PRIME RATE
                                             PORTFOLIO

                                          By /s/ R. Douglas Henderson
                                             -----------------------------------
                                             Name: R. Douglas Henderson
                                             Title:Authorized Signatory



                                          RESTRUCTURED OBLIGATIONS
                                             BACKED BY SENIOR ASSETS B.V.

                                          By /s/ Christopher E. Jansen
                                             -----------------------------------
                                             Name: Christopher E. Jansen
                                             Title:Managing Director



                                          CAPTIVA FINANCE LTD.

                                          By /s/ Darren P. Riley
                                             -----------------------------------

                                             Name: Darren P. Riley
                                             Title:Director



                                          AERIES FINANCE LTD.

                                          By /s/ Andrew Ian Wignall
                                             -----------------------------------
                                             Name: Andrew Ian Wignall
                                             Title:Director



                                          MEDICAL LIABILITY MUTUAL
                                             INSURANCE COMPANY

                                          By Chancellor LGT Senior Secured
                                                 Management, Inc., as
                                                 Investment Manager

                                             By /s/ Christopher E. Jansen
                                             -----------------------------------
                                               Name: Christopher E. Jansen
                                               Title:Managing Director


                                          SENIOR DEBT PORTFOLIO

                                          By Boston Management and Research,
                                                 as Investment Advisor

                                             By /s/ Scott H. Page
                                               ---------------------------------
                                               Name: Scott H. Page
                                               Title:Vice Presidnet

ACCEPTED:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  as Administrative Agent

By /s/ Eugene F. Martin
--------------------------------
Name: Eugene F. Martin
Title:   Vice President



BANK OF AMERICA ILLINOIS



By /s/ Eugene F. Martin
---------------------------------
Name: Eugene F. Martin
Title:   Vice President